Comerica Incorporated Second Quarter 2023 Financial Review July 21, 2023 Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of the date of this presentation with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (changes in customer behavior; unfavorable developments concerning credit quality; and declines or other changes in the businesses or industries of Comerica's customers); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica’s status with respect to existing regulations or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (changes in general economic, political or industry conditions; negative effects from inflation; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events, including pandemics; physical or transition risks related to climate change; changes in accounting standards; the critical nature of Comerica's accounting policies; and the volatility of Comerica’s stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2022, as updated by “Item 1A. Risk Factors” beginning on page 60 of Comerica’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2©2023, Comerica Inc. All rights reserved.

2Q23 Review Average Loans Noninterest Income 3©2023, Comerica Inc. All rights reserved. 1Return on average common shareholders’ equity 22Q23 estimated Delivered compelling results & advanced strategic priorities Return on Equity1 Tier 1 Capital Ratio2 • Launched new products & capabilities tailored to meet the unique needs of small business customers: Comerica Small Business Convenient CapitalTM aimed at providing faster approvals & funding for qualified customers Comerica MaximizeTM, elevated cash management solutions Comerica SmallBiz Co-OpTM, delivering strategic insights & other benefits to small business customers at no charge • Honored as SBA Lender of the Year in Michigan for 2022; CMA honored overall as a Top 10 Lender • Named one of Diversity Inc’s 2023 Top Noteworthy Companies • Recognized as one of the 50th most community-minded companies for 8th consecutive year • Achieved $2.9B in Green Lending in 2Q; aligned with commitment to sustainability • Published 15th annual Corporate Responsibility report (0.01)% 19.38% 10.80% Strong Financial Results Net Charge-Offs (Recoveries) Noninterest Expense $551MM $535MM 1Q23 2Q23 $282MM $303MM 1Q23 2Q23 $53B $55B 1Q23 2Q23 2Q23 Results Record loans, robust noninterest income, deposit stabilization & strong credit quality 1Includes gains/(losses) related to deferred comp asset returns of $(14MM) 2Q22, $4MM 1Q23, $4MM 2Q23 2Diluted earnings per common share 3Noninterest expenses as a percentage of the sum of net interest income and noninterest income excluding net gains (losses) from securities, a derivative contract tied to the conversion rate of Visa Class B shares and changes in the value of shares obtained through monetization of warrants 42Q23 estimated (millions, except per share data) 2Q23 1Q23 2Q22 Change From 1Q23 2Q22 Average loans $55,368 $53,468 $50,027 $1,900 $5,341 Average deposits 64,332 67,833 77,589 (3,501) (13,257) Net interest income 621 708 561 (87) 60 Provision for credit losses 33 30 10 3 23 Noninterest income1 303 282 268 21 35 Noninterest expenses1 535 551 482 (16) 53 Provision for income tax 83 85 76 (2) 7 Net income 273 324 261 (51) 12 Earnings per share2 $2.01 $2.39 $1.92 $(0.38) $0.09 Efficiency Ratio3 57.70% 55.53% 58.03% CET14 10.31% 10.12% 9.72% Key Performance Drivers 2Q23 compared to 1Q23 • Average loans up 3.6% driven by broad-based growth across multiple businesses • Average deposit decline reflected diversification actions from first quarter disruption, but trends largely stabilized in the second half of the quarter • Net interest income benefited from loan growth, offset by full quarter impact of funding • Net recoveries of 1 bp; reserve ratio rose to 1.31% • 2nd highest noninterest income quarter as fee income remained a priority • Active expense management benefited from seasonal decline in salary & benefit expense & lower modernization expenses • Strong CET1 as earnings-related capital generation offset impact of loan growth & share repurchases remained paused 4©2023, Comerica Inc. All rights reserved.

50.0 51.1 52.4 53.5 55.4 54.9 55.8 3.64 4.64 5.45 5.89 6.18 2Q22 3Q22 4Q22 1Q23 2Q23 1Q23 2Q23 Loans Broad-based growth delivered record average loan levels; yields up 29 bps 2Q23 compared to 1Q23 1See Quarterly Average Loans slide for more details 2See Commercial Real Estate slide 24 for more details Loans ($ in billions) Average loans increased $1.9B1, or 3.6% + $527MM Commercial Real Estate2 • Multi-family & industrial accounted for almost all of the growth • Office not a primary strategy representing only 7% of the total Commercial Real Estate line of business portfolio + $447MM Corporate Banking + $400MM National Dealer Services + $325MM Mortgage Banker (seasonality) + $140MM Wealth Management + $122MM Environmental Services 5©2023, Comerica Inc. All rights reserved. Loan Yields % Average Balances Period-end 50.9 53.7 56.5 57.5 57.0 46% 45% 45% 46% 47% 2Q22 3Q22 4Q22 1Q23 2Q23 Utilization Loan Commitments Declined Modestly with Increased Selectivity (period-end: $ in billions) 77.6 74.0 71.4 67.8 64.3 0.05 0.20 0.97 1.52 2.37 2Q22 3Q22 4Q22 1Q23 2Q23 Deposits Continued stabilization; effective product & pricing strategies to protect & grow deposit relationships 2Q23 compared to 1Q23 1Interest costs on interest-bearing deposits 2Percentage of period-end deposits; estimated Deposits ($ in billions) Deposit Rate1 % Average Balances Average deposits declined $3.5B, or 5% • Interest-bearing & noninterest-bearing deposit stabilization in the 2nd half of 2Q23 • Largest average 2Q23 vs. 1Q23 deposit declines concentrated in: - $1.2B Retail - $1.0B TLS - $0.9B Corporate Banking - $0.8B Middle Market Lending - $0.8B Wealth Management - $0.7B Financial Institutions • Period-end 1Q23 & 2Q23 balances both elevated by card-related deposits at ~$800MM higher than quarterly average; 6/30 further elevated by select large customer activity • Uninsured deposits improved to 48% of total deposits, or 41% adjusted for affiliate deposits2 • Cumulative interest-bearing deposit beta of 47%, performing well relative to expectations • Expect future FOMC actions may modestly impact deposits & noninterest bearing mix; 2Q23 average NIB at 48% of total deposits • Strategic initiatives already underway to further enhance our attractive deposit base including Payments, Treasury Management, Small Business & select product development 6©2023, Comerica Inc. All rights reserved. Favorable Mix (period-end,$ in billions) 64.7 66.0 1Q23 2Q23 51% 47% NIB IB

©2023, Comerica Inc. All rights reserved. Liquidity Abundant liquidity created flexibility; strategic actions position for long term sustainability 6/30/23 1Bank Term Funding Program 2Outlook as of 7/21/23 7 Available liquidity sources to support business needs: • Excess cash • Investment portfolio paydowns & maturities • Secured funding (FHLB & BTFP) • Brokered deposits • Deposit campaigns • Unsecured debt • Discount window Expect mid-80’s loan to deposit ratio at year-end 20232 Source (6/30/23) $ in billions Amount or Total Capacity Remaining Capacity Cash 9 9 FHLB (securities & loan collateral) 17 3 BTFP1 (securities collateral) 11 11 Discount Window (loan collateral) 20 20 Total Liquidity Capacity $43 billion Total Liquidity Capacity (ex. Discount Window) $23 billion Low Unsecured Debt Obligations (Debt Maturities, $ in millions) 120% 84%87% 50% 60% 70% 80% 90% 100% 110% 120% 130% 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 1Q 23 2Q 23 Loan to Deposit Ratio Below Historical Average (period-end) 850 500 350 400 550 500 2023 2024 2025 2026 2027 2028 2029 2033 Securities Portfolio Strategic portfolio attrition created liquidity; expect future maturities to enhance earnings power 6/30/23 1Outlook as of 7/21/23 assuming 6/30/23 forward curve 2Amortized cost reflects securities at par net of repayments and remaining unaccreted discount or premium 3Estimated as of 6/30/23 Period-end 2Q23 portfolio decreased $880MM - $363MM MBS payments & $300MM Treasury maturities - $212MM fair value change & -$5MM net premium/amortization • Average 2Q23 portfolio decreased $901MM • 3Q23: Estimated repayments ~$390MM MBS1 • Duration of 5.5 years3 • Extends to 6.3 years under +200bps instantaneous rate increase3 • Net securities-related AOCI unrealized loss increased to $2.2B (after tax); expect unrealized loss to decline 34% over the next 2 years1 2023 Portfolio Strategy • Utilize natural portfolio attrition as liquidity source • Pledge portfolio as collateral to access wholesale funding as needed • 100% of portfolio is available-for-sale • No intention to sell, restructure or reinvest securities Securities Income ($ in millions) ©2023, Comerica Bank. All rights reserved. 8 Repayments create liquidity & mark-to-market valuation improved (period-end; $ in billions) 100 119 118 113 108 1.92 2.08 2.11 2.10 2.10 2Q22 3Q22 4Q22 1Q23 2Q23 Securities Yields %2 12.4 18.8 20.8 19.5 19.0 18.3 17.4 17.1 16.8 16.6 15.2 14.6 (0.1) 1.1 2.0 3.1 3.0 2.7 2.9 2.8 2.6 2.5 2.1 1.9 12.3 19.9 22.8 22.6 22.0 21.0 20.4 19.9 19.5 19.1 17.3 16.6 4Q19 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 4Q24 2Q25 Valuation Adjustment Fair Value (Reported on Balance Sheet) Amortized Cost Projected1

Net Interest Income Benefitted from loan growth, offset by full quarter impact of funding; effectively rate neutral 2Q23 compared to 1Q23 Net Interest Income ($ in millions) $708MM 1Q23 3.57% +75MM + 40MM + 32MM + 8MM - 5MM Loans Higher rates, incl. swaps Higher balances 1 more day Other portfolio dynamics + 0.23 + 0.18 + 0.08 - 0.03 - 5MM - 3MM - 2MM Securities Portfolio Rates Lower balances - 0.01 + 0.01 + 55MM + 48MM + 6MM + 1MM Fed Deposits Higher balances Rates 1 more day + 0.10 + 0.07 + 0.03 - 83MM - 69MM - 13MM - 1MM Deposits Interest-bearing balances & mix Rates 1 more day - 0.38 - 0.32 - 0.06 - 129MM - 107MM - 21MM - 1MM Wholesale Funding Higher balances Rates, incl. swaps 1 more day - 0.59 - 0.49 - 0.10 $621MM 2Q23 2.93% 9©2023, Comerica Inc. All rights reserved. Net impact due to rates: $9MM & 4bps on the NIM 561 707 742 708 621 2.70 3.50 3.74 3.57 2.93 2Q22 3Q22 4Q22 1Q23 2Q23 Net Interest Margin % Interest Rate Sensitivity Minimized impact of rate volatility on strong net interest income 6/30/23 1Received fix/pay floating swaps; historical results 12/31/22; maturities extend through 3Q30; Table reflects the ultimate swaps average notional balances & weighted average yields post CME LIBOR transition 2For methodology see Company’s Form 10-K, as filed with the SEC. Estimates are based on simulation modeling analysis from our base case which utilizes June 2023 average balances 10©2023, Comerica Inc. All rights reserved. Swaps as of 6/30/231 ($ in billions; average; weighted average yield) • No new swaps added in 1Q23 and 2Q23 • Net unrealized loss on swap portfolio increased $425MM to $1,034MM at 6/30/23 (after-tax) Estimated 12-Month Net Interest Income Impact 100 bps gradual decrease -$21MM 100 bps gradual decrease & 50% incremental beta $3MM 100 bps gradual increase -$46MM 100 bps gradual increase & 50% incremental beta -$73MM Sensitivity Analysis 6/30 Base Case Rates UP Rates DOWN Loan Balances Modest increase Modest decrease Deposit Balances Moderate decrease Moderate increase Deposit Beta ~35% per incremental change Securities Portfolio No reinvestment of cash flows Hedging (Swaps) No additions modeled 6/30/23 Standard Model Assumptions2 100 bps (50 bps avg) gradual, parallel rise 12.1 22.4 23.6 23.0 20.1 15.0 9.8 4.6 0.8 2.16% 2.38% 2.50% 2.57% 2.68% 2.72% 2.85% 2.95% 2.97% FY22 FY23 FY24 FY25 FY26 FY27 FY28 FY29 FY30

266 262 244 221 186 0.52 0.51 0.46 0.40 0.33 (0.10) 0.10 0.30 0.50 0.70 0.90 1.10 1.30 1.50 2Q22 3Q22 4Q22 1Q23 2Q23 NPA/Loans % Credit Quality 3rd consecutive quarter of recoveries; expect continued, manageable migration 2Q23 compared to 1Q23 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories Nonperforming Assets Decreased ($ in millions) Criticized Loans1 Below Historical Level ($ in millions) 609 624 661 693 728 1.18 1.21 1.24 1.26 1.31 - 1.00 2.00 3.00 4.00 5.00 6.00 2Q22 3Q22 4Q22 1Q23 2Q23 ACL/Loans % Allowance for Credit Losses Increased Moderately ($ in millions) 1,534 1,626 1,572 1,918 2,048 3.0 3.1 2.9 3.5 3.7 - 2.00 4.00 6.00 8.00 10.00 12.00 2Q22 3Q22 4Q22 1Q23 2Q23 Criticized/Loans % 11©2023, Comerica Inc. All rights reserved. 0 13 (4) (2) (2) - 2.00 4.00 6.00 8.00 10.00 12.00 2Q22 3Q22 4Q22 1Q23 2Q23 Net Charge-Offs (Recoveries) ($ in millions) Noninterest Income Robust fee generation resulted in near-record noninterest income; remains a strategic priority 2Q23 compared to 1Q23 1Risk management hedging income related to an increase in price alignment (PA) received for Comerica’s centrally cleared risk management positions $8MM 4Q22, $8MM 1Q23, $6MM 2Q23 2Includes Credit Valuation Adjustment (CVA) $3MM 2Q22, $5MM 3Q22, $1MM 4Q22, $1MM 1Q23, $1MM 2Q23; Includes gains/(losses) related to deferred comp asset returns of ($14MM) 2Q22, ($3MM) 3Q22, $6MM 4Q22, $4MM 1Q23, $4MM 2Q23 Noninterest Income1 ($ in millions) 268 278 278 282 303 2Q22 3Q22 4Q22 1Q23 2Q23 Increased $21MM 2 + $6MM FHLB dividends + $5MM Valuation reserve on assets held for sale recorded in 1Q + $4MM Bank Owned Life Insurance + $4MM Fiduciary + $3MM Card Fees - $2MM Risk Management Income (PA) 12©2023, Comerica Inc. All rights reserved.

482 502 541 551 535 58.0 50.8 53.0 55.5 57.7 2Q22 3Q22 4Q22 1Q23 2Q23 Efficiency Ratio % Noninterest Expenses1,2 ($ in millions) Noninterest Expenses Committed to efficiency; prioritizing select investments 2Q23 compared to 1Q23 1Modernization initiative $7MM 2Q22; $7MM 3Q22; $18MM 4Q22; FY22 $38MM; $16MM 1Q23, $7MM 2Q23 2Gains/(losses) related to deferred comp plan of ($14MM) 2Q22, ($3MM) 3Q22, $6MM 4Q22, $4MM 1Q23, $4MM 2Q23 Decreased $16MM - $20MM Salaries & benefits - $20MM annual stock-based compensation (seasonality) - $6MM payroll taxes (seasonality) - $3MM incentive compensation + $4MM merit salary increases + $3MM staff insurance & temporary labor (each) - $8MM Other noninterest expenses - $8MM litigation-related - $5MM Ameriprise-related transition expense in 1Q - $3MM ORE write-down in 1Q - $3MM Operational losses + $6MM state tax refund in 1Q + $5MM legal fees + $4MM outside processing + $3MM FDIC insurance & software (each) 13©2023, Comerica Inc. All rights reserved. Capital Management Strong capital position above target CET1 of ~10%1 6/30/23 1Outlook as of 7/21/23 22Q23 estimated 3Refer to reconciliation of non-GAAP financial measures in appendix 4Various assumptions including, but not limited to 6/30/23 forward curve, no new hedges & constant tax rate; pension is not projected & held constant 51Q23 impact of cash was 0.49% 10.12% 10.31% 7.0% 1Q23 2Q23 CET12 Tier 12 10.61% 10.80% 8.5% 1Q23 2Q23 Regulatory Minimum + Capital Conservation Buffer (CCB) 14©2023, Comerica Inc. All rights reserved. 5.6 5.2 8.8 9.0 1Q23 2Q23 Impact of AOCI Losses Common Equity Common Equity3 ($ in billions; period-end) Tangible Common3,5 Equity Ratio 6.15% 5.73% 9.63% 9.87% 1Q23 2Q23 Impact of AOCI Losses Common Equity Ratio Common Equity Ratio3 5.48% 5.06% 8.98% 9.22% 1Q23 2Q23 Impact of AOCI Losses Tangible Common Equity Ratio (0.8) (1.5) (2.4) (2.3) (2.1) (2.2) (1.6) (1.5)(0.2) (0.3) (1.0) (0.9) (0.6) (1.0) (0.4) (0.2) (0.2) (0.2) (0.2) (0.5) (0.5) (0.5) (0.5) (0.5) 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 4Q24 2Q25 Securities Swaps Pension Accumulated Other Comprehensive Income4 ($ in billions) Projected1 Scenarios Est. AOCI Increase / (Decrease) Rate shock + 100 bps Static balances ($1.5B) Rates shock - 100 bps Static balances $1.5B Estimated Change in AOCI Derived Simulated Sensitivity Analysis for Securities & Swap Portfolios

FY23 vs FY22 Average loans +8% driven by momentum in CRE & Dealer; considers impact of Mortgage Banker exit & increased selectivity Average deposits -14 to -15%, assumes continued stabilization, impact of anticipated FOMC actions & reflects 2022 deposit trends Net interest income1 +1 to 2%, reflects benefit of loan growth offsetting impact of increased funding & deposit costs Credit quality Continued credit normalization; expect NCOs to remain below our normal 20 to 40 bps range Noninterest income +7 to 9% driven by risk management income (PA), FHLB dividends, card, brokerage, fiduciary; partly offset by lower derivative income, syndication fees & commercial service charges; assumes CVA & deferred comp2 do not repeat in 3Q & 4Q Noninterest expenses +9% with pension up (+$64MM, or 3% of 2022 expenses), higher salaries & benefits, FDIC & outside processing, lower modernization (down $19MM year over year); assumes deferred comp2 does not repeat in 3Q & 4Q; does not consider impact of special one-time FDIC assessment expected in 2H23 Tax FY tax rate ~23%, excluding discrete items Capital Expect to accrete capital above our CET1 target of 10% through year-end 2023 Management Outlook Assumes no change in current economic environment 6/30/23 Outlook as of 7/21/23 & FY guidance compares to reported 2022 values 1Utilizing 6/30/23 forward curve 2Deferred comp 2Q23 $4MM 3Assumes 2Q23 deferred comp benefit of $4MM does not repeat ©2023, Comerica Inc. All rights reserved. 15 3Q23 vs. 2Q23 Average loans ~flat selectivity & strategic actions offset momentum Average deposits -1 to -2% general stabilization, FOMC & strategic actions Net interest income1 -4% funding & deposit pricing Noninterest income3 -5% lower capital markets Noninterest expense3 +1 to 2% salary pressure largely offset by modernization credit Enhancing our position for long term success Accelerating select investments Capitalizing on our core strengths Optimizing resources • Enhance our deposit base: Small business, Payments, Treasury Management • Drive non-margin revenue: Capital Markets, Wealth Management • Targeted products & services: Complementary fee & relationship products • Proven risk profile: Demonstrated credit discipline • Favorable business mix: Distinctive Commercial Franchise with strong Wealth Management & Retail Capabilities • Attractive funding profile: Robust, low-cost deposit base • Committed to efficiency: Efficient technology & operations • Maximize capital & liquidity: Strategic exit of Mortgage Banker Finance & increased selectivity across portfolio 16©2023, Comerica Inc. All rights reserved. The Right Balance Positioned to effectively meet the unique needs of our target customers Experienced & tenured team delivering consistency to our relationships across markets & businesses Tailored solutions & customized product offerings to meet our customers needs Localized advice for our customers Industry expertise adding unique value to our customers Full suite of products & services including credit capacity, treasury management, & capital market solutions Community engagement recognizing we all play a role in advancing the markets & communities we serve

APPENDIX 18©2023, Comerica Inc. All rights reserved. Our Differentiated Value Proposition A Leading Bank for Business complemented by strong Retail & Wealth Management Distinctive Commercial Franchise • Long-standing, trust-based customer relationships, averaging >15 years in Middle Market • Tenured, expert relationship & group managers with average 10 & 20 years at Comerica, respectively • Consistent, disciplined credit underwriting standards & a “through-the-cycle” mindset • Diversified business mix with attractive, growth & relationship-oriented business lines like Middle Market, Environmental Services & Small Business • Complimentary marketing services to help small businesses grow Complementary fee & relationship products • Distinctive Treasury Solutions used for ~95% of Commercial noninterest- bearing deposits • Complementary Capital Markets business • Differentiated Wealth Management business specializing in the needs of business owners and executives, used by 36% of Commercial clients1 • Largest third-party fiduciary business in the country with Advisor Solutions serving some of the country’s largest Broker Dealers in Estate Settlement; Oil, Gas & Mineral Management; Special Needs Trusts & Philanthropic Robust, low-cost deposit base • Deep, sticky operating accounts with our C&I customers driving an 84% loan-to-deposit ratio, below our 15-year average • Expert bankers serving tenured customer relationships with average customer deposit balance exceeding industry • Growing small business segment of deposit rich relationships (99% have a deposit relationship) Efficient technology & operations • Lean, modern technology architecture & delivery model, including our “digital factory” • Investment spend focused only on areas of true competitive advantage • Efficiency ratio of 58% • Modernization journey to transform retail delivery to optimize experience & efficiency 6/30/23 1As of 3/31/23

©2023, Comerica Inc. All rights reserved. Diversified Businesses Strategic diversification across geographies & business lines MI 23% CA 34% TX 22% Other Markets3 21% $55.4B Commercial Bank 48% Retail Bank 37% Wealth Management 6% Other 9% $64.3B Commercial Bank 86% Retail Bank 4% Wealth Management 10% $55.4B MI 34% CA 25% TX 15% Other Markets3 26% $64.3B Loans1 Deposits2 Markets Businesses Commercial Bank includes 12 different business lines, including Middle Market, Business Banking, CRE & other national & specialty businesses (see slide 21) 1Average 2Q23 loans 2Average 2Q23 deposits 3Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets 19 Primary Markets Other Markets Office Locations Diversified Geographic Footprint Texas • Established: 1988 • #2 largest state GDP • Business friendly environment • Dallas-Fort Worth, Houston, Austin, San Antonio California • Established: 1991 • #1 largest state GDP • Deep industry expertise • L.A., San Diego, San Jose, San Francisco Michigan • Established: 1849 • #14 largest state GDP • Large retail deposit base • Detroit, Ann Arbor, Grand Rapids, Lansing Offices Across U.S. Southeast • Strong population growth & manufacturing base • 3 commercial offices in Raleigh, Winston-Salem & Charlotte • 8 banking centers in FL • New offices in SC & GA • Serving customers in FL, GA, NC, TN, SC & VA Mountain West • Fast growing economy, attractive climate • 17 banking centers in Phoenix area • 1 office in Denver • Serving customers in AZ & CO 20©2023, Comerica Inc. All rights reserved. Large, higher growth urban markets Highly integrated, cost-effective platformPredominance of middle market companies & wealth management opportunities

Business Line 2Q23 1Q23 2Q22 Middle Market General $12.9 $12.9 $12.8 Energy 1.5 1.5 1.4 National Dealer Services 5.8 5.4 4.5 Entertainment 1.1 1.2 1.1 Tech. & Life Sciences 0.9 0.9 0.9 Equity Fund Services 3.4 3.4 3.5 Environmental Services 2.4 2.3 2.0 Total Middle Market $28.1 $27.6 $26.2 Corporate Banking US Banking 4.5 4.3 3.9 International 1.7 1.5 1.6 Commercial Real Estate 8.9 8.3 6.5 Mortgage Banker Finance 1.5 1.1 1.7 Business Banking 3.1 3.2 3.3 Commercial Bank $47.8 $46.1 $43.2 Retail Bank $2.2 $2.2 $2.0 Wealth Management $5.3 $5.2 $4.8 TOTAL $55.4 $53.5 $50.0 Quarterly Average Loans $ in billions Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. 1Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets 2Fixed rate loans include $22.1B receive fixed/pay floating (30-day) LIBOR , BSBY & SOFR interest rate swaps; Forward dated swaps are excluded; excluding interest rate swaps, Fixed Rate Loans were 8% of the portfolio 3Includes ~2.4% of Daily SOFR By Market 2Q23 1Q23 2Q22 Michigan $12.6 $12.4 $12.0 California 18.8 18.7 17.4 Texas 12.3 11.6 9.8 Other Markets1 11.7 10.8 10.8 TOTAL $55.4 $53.5 $50.0 ©2023, Comerica Inc. All rights reserved. 21 Fixed Rate 49% -Day Rate 42% 90-Day+ Rate 6% Prime-based 3% 2 Loan Portfolio (2Q23 Period-end) 3 $55.8B Quarterly Average Deposits $ in billions Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. 1Finance/Other includes items not directly associated with the geographic markets or the three major business segments 2Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets Business Line 2Q23 1Q23 2Q22 Middle Market General $16.1 $18.0 $21.1 Energy 0.5 1.2 0.8 National Dealer Services 1.0 1.2 1.6 Entertainment 0.3 0.3 0.3 Tech. & Life Sciences 3.4 4.3 7.0 Equity Fund Services 1.0 1.0 1.1 Environmental Services 0.3 0.4 0.3 Total Middle Market $22.6 $26.3 $32.2 Corporate Banking US Banking 1.4 2.0 2.4 International 1.8 2.0 2.2 Commercial Real Estate 1.4 1.9 2.0 Mortgage Banker Finance 0.4 0.4 0.6 Business Banking 3.4 3.7 4.4 Commercial Bank $31.0 $36.4 $43.7 Retail Bank $23.9 $25.1 $27.1 Wealth Management $3.9 $4.7 $6.0 Finance / Other1 $5.4 $1.6 $0.7 TOTAL $64.3 $67.8 $77.6 By Market 2Q23 1Q23 2Q22 Michigan $21.9 $24.2 $27.2 California 16.0 18.6 23.6 Texas 9.4 11.2 11.7 Other Markets2 11.5 12.7 14.3 Finance / Other1 5.4 1.2 0.7 TOTAL $64.3 $67.8 $77.6 ©2023, Comerica Inc. All rights reserved. 22 Commercial Noninterest- bearing 36% Commercial Interest- bearing 25% Retail Interest- bearing 27% Retail Noninterest- bearing 12% Strong Deposit Mix: 48% noninterest-bearing (2Q23 Average) Total $64.3B

2Q23 compared to 1Q23 1Represents uninsured deposits using total deposits at the consolidated level for Comerica Inc. & subsidiaries, which is consistent with the presentation on the consolidated balance sheet, & excludes uninsured deposits eliminated in consolidation 26/30/23 is estimated 3As of 6/30/23 4Includes consumer & small business ©2023, Comerica Inc. All rights reserved. Attractive Deposit Profile Further enhanced our strong deposit franchise Deposit portfolio has better risk characteristics • Less concentrated in more vulnerable businesses • Lower price sensitivity • Lower percent of uninsured & excess deposits • Retained strong mix of 48% noninterest-bearing Stronger Profile than Pre-Pandemic ($ in billions) YE 2019 YE 2022 6/30/2023 Loan-to-Deposit Ratio 88% 75% 84% Total Deposits (Period-end) $57.3 $71.4 $66.0 % Uninsured Deposits Per Call Report Adjusted for Affiliate Deposits1 60% 54% 64% 57% 48%2 41% Stable & Tenured Core Deposit Base3 Diversified Across Markets & Businesses • Highest concentrations in Retail Consumer (29%), Middle Market Lending (11%) & Small Business Banking (9%), inherently diversified business lines • Geographically dispersed Holistic, Connected Relationships • ~93% of Commercial Bank noninterest-bearing deposits utilize Treasury Management services; 90% have ECA • Average Middle Market relationship has >7 Treasury Management products • ~90% Retail customers have checking account4 Tenured • Average Middle Market relationship >15 years • Average Retail relationship >15 years4 Active Operating Accounts • Average Middle Market relationship deposit balances of ~$7MM (includes ~$2MM in non-interest bearing) • Average Retail customer checking account balance of $21.6K4 Commercial Bank 48%Retail Bank 37% Wealth Management 6% Other 9% Diversified Deposit Base (2Q23 average) 23 Total CMA Office Exposure • Not primary strategy: Total CMA office exposure <2% of total loans; outstandings within CRE LOB of $559MM, or ~1% of total CMA loans • Selective Geography: Urban in-fill & suburban strategy • Majority recourse: Strong sponsors critical to underwriting • Strong credit: Only $26MM in criticized loans (or ~3% of total office portfolio) Multifamily 44% Industrial / Storage 34% Retail 6%Office 7% Single Family 1% Other 3% Land Carry 3%Multi use 2% Commercial Real Estate Business Line Growth driven by multifamily & industrial projects; Excellent credit quality 6/30/23 1Excludes CRE business line loans not secured by real estate 2Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories Primarily Lower Risk Multifamily & Industrial Storage1 (2Q23 period-end) Total $8.5B Commercial Real Estate Business Line Overview • Long history of working with well-established, proven developers • >90% of new commitments from existing customers • Significant up-front equity required (typically averaging 35-40%, often from institutional investors) • ~70% has recourse • Majority of commitments are construction • Primary strategy is financing development of Class A, urban infill multi-family & warehouse distribution in major sun belt metros (37% CA, 25% TX, 10% Southeast, 10% Southwest) • Modest credit migration driven by elevated rate environment, but remained very manageable • >60% of the portfolio maturing by the end of 2025 ©2023, Comerica Inc. All rights reserved. 24 Excellent Credit Quality in Commercial Real Estate Business No significant net charge-offs since 2014 ($ in millions) 2Q22 3Q22 4Q22 1Q23 2Q23 NAL 0.9 0.9 0.9 0.9 0.9 Criticized2 18 17 16 218 246 % Criticized 0.3% 0.2% 0.2% 2.5% 2.7% NCO (Recoveries) (0.01) (0.01) (0.01) (0.05) (0.13)

Energy Primarily E&P exposure 6/30/23 1Includes Services of 2Q22 $15MM, 3Q22 $17MM, 4Q22 $13MM,1Q23 $16MM; 2Q23 $21MM Period-end Loans ($ in millions) 1,155 1,081 1,162 1,126 1,168 218 259 253 276 312 1,373 1,340 1,415 1,402 1,480 2Q22 3Q22 4Q22 1Q23 2Q23 Midstream Exploration & Production1 ©2023, Comerica Inc. All rights reserved. 25 • Exposure $3.5B / 42% utilization • Hedged 50% or more of production • At least one year: 61% of customers • At least two years: 34% of customers • Focus on larger, sophisticated E&P and Midstream companies • E&P: • 53% Oil-focused • 22% Natural Gas focused • 25% Oil/Gas balanced • Excellent credit quality • <1% Criticized loans • $(87K) Net recoveries National Dealer Services 75+ years of floor plan lending 6/30/23 1Other includes obligations where a primary franchise is indeterminable (multi-franchise, rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Franchise Distribution (Based on period-end loan outstandings) Toyota/Lexus 12% Honda/Acura 8% Ford 8% GM 7% Jaguar/Land Rover 7% Stellantis 10% Mercedes 6% Nissan/ Infiniti 3% Other European 12%Other Asian 6% Other 21% • Top tier strategy • National in scope • Focus on “Mega Dealer” (five or more dealerships in group) • Strong credit quality; Robust monitoring of company inventory & performance • Floor Plan remained below historical averages 4. 5 4. 1 4. 0 3. 6 2. 8 1. 9 2. 2 2. 0 1. 2 0. 6 0. 6 0. 6 0. 8 1. 0 1. 2 1. 4 1. 7 7. 9 7. 5 7. 3 6. 8 6. 2 5. 3 5. 5 5. 3 4. 4 3. 8 3. 9 4. 1 4. 5 4. 8 5. 1 5. 4 5. 8 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 Floor Plan Average Loans ($ in billions)Total $6.0B 1 ©2023, Comerica Inc. All rights reserved. 26

7,036 6,339 5,241 4,443 3,408 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 2Q22 3Q22 4Q22 1Q23 2Q23 901 938 943 931 909 2Q22 3Q22 4Q22 1Q23 2Q23 Technology & Life Sciences ~30 years of deep expertise & strong relationships with top-tier investors 6/30/23 Average Loans ($ in millions) • Manage concentration to numerous verticals to ensure widely diversified portfolio • Closely monitor cash balances & maintain robust backroom operation • 11 offices throughout US & Canada • Retained customer relationships despite industry disruption & impact on deposits; strategically utilized off-balance sheet & ICS products Average Deposits ($ in millions) Growth 49% Early Stage 13% Late Stage 38% Customer Segment Overview (approximate; 2Q23 period-end loans) Total $839MM ©2023, Comerica Inc. All rights reserved. 27 Equity Fund Services Strong relationships with top-tier Private Equity firms 6/30/23 • Customized solutions for Private Equity firms • Credit Facilities (Funds, General Partners, Management Companies) • Treasury Management • Capital Markets, including Syndication • Customers in the US & Canada • Well-diversified across funds with various industry strategies • Drives connectivity with other teams • Middle Market • Commercial Real Estate • Environmental Services • Energy • TLS • Private Banking • Period-end balances were $3.2 billion • Strong credit profile • No charge-offs • No criticized loans Average Loans ($ in millions) 3,507 3,346 3,317 3,371 3,378 2Q22 3Q22 4Q22 1Q23 2Q23 ©2023, Comerica Inc. All rights reserved. 28

Environmental Services Department Experienced team; Specialized industry, committed to growth 6/30/23 • 15+ year experienced team with 20+ year management tenure • Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions • Focus on middle market-sized companies with full banking relationships • Historically strong credit quality Waste Management & Recycling (~82% of loan portfolio) • Insight & expertise with: • Transfer stations, disposal & recycling facilities • Commercial & residential waste collection • Financing for M&A and growth capital Renewable Energy Solutions (~18% of loan portfolio) • Formed group in 2022; active in the landfill-gas-to-energy & biomass industries for more than a decade • Expanded focus to also include solar, wind, anaerobic digestion, & battery energy standalone storage 2,034 2,243 2,237 2,296 2,418 2Q22 3Q22 4Q22 1Q23 2Q23 Average Loans ($ in millions) ©2023, Comerica Inc. All rights reserved. 29 30©2023, Comerica Inc. All rights reserved. Direct Express An important program for CMA & the customers we serve 1Apple App Store as of 6/1/23 • Summary: Comerica is the exclusive issuer of the Direct Express debit card for 4.5 million federal benefit recipients. • Driving Financial Inclusion: Helping the U.S. Treasury provide recipients ready, safe access to their government benefits was the founding mission of the Direct Express Program. Not only does the innovative prepaid card program deliver benefits more cost effectively and securely, it is an on- ramp to financial inclusion for millions of unbanked Americans - giving recipients the tools they need to participate fully in the economy. • Renewal History: In 2008, 2014 and again in 2020, Comerica was selected by the U.S. Treasury as the Financial Agent for their Direct Express Debit MasterCard Program. Comerica’s contract with the U.S. Treasury expires early 2025. • Strong Customer Satisfaction: Comerica has achieved a 90% (or better) cardholder satisfaction rating • Prioritizing Security: Since 2013, the U.S. Treasury has required all federal benefit recipients (with a few grandfathered exceptions) to receive their monthly benefits electronically, either by direct deposit or through the Direct Express debit card. With 100% of cardholders using EMV chip and PIN, it can be considered one of the most secure prepaid cards in the industry. • Unique Skill-set: We have developed the unique infrastructure, compliance and operations to administer this important program. Program Overview Deposit Trends Investments • Balances: ~$3B in 2Q23 average deposit balances (large fluctuations throughout the quarter due to timing cause ending balances to vary) • Intra-month patterns: Comerica receives most of the deposit balances on the 1st and 3rd days of each month (subject to change based on weekends or holidays) • Peaks & troughs: In June 2023, highest balance of $5.2B on 2nd business day, lowest balance of $2.6B • Enhanced Digital Experience: Developed a new Direct Express mobile application with a 4.7-star rating and over 81,000 reviews on the Apple App Store; over 1 million mobile app users1 • Meeting Cardholders Where They Are: Unique partnership with Walmart that allows cardholders to withdraw the full balance on their card (up to $1,000) at less than half the cost that Walmart charges other customers for the same service. Since 90 percent of Direct Express cardholders visit a Walmart at least once a year, this has proven to be a very popular service. 4.7 Stars1

©2023, Comerica Inc. All rights reserved. Comerica’s Core Values Trust OwnAct To raise expectations of what a bank can be for our colleagues, customers & communities 31 Reconciliations ©2023, Comerica Inc. All rights reserved. 32 (period-end, millions, except per share data) 2Q23 1Q23 4Q22 3Q22 2Q22 Tangible Common Equity Total shareholders’ equity $5,595 $5,994 $5,181 $5,069 $6,435 Less fixed-rate non-cumulative perpetual preferred stock $394 $394 $394 $394 $394 Common shareholders’ equity $5,201 $5,600 $4,787 $4,675 $6,041 Less goodwill $635 $635 $635 $635 $635 Less other intangible assets $8 $9 $9 $10 $10 Tangible common equity $4,558 $4,956 $4,143 $4,030 $5,396 Total assets $90,761 $91,127 $85,406 $84,143 $86,889 Less goodwill $635 $635 $635 $635 $635 Less other intangible assets $8 $9 $9 $10 $10 Tangible assets $90,118 $90,483 $84,762 $83,498 $86,244 Common equity ratio 5.73% 6.15% 5.60% 5.55% 6.95% Tangible common equity ratio 5.06% 5.48% 4.89% 4.82% 6.26% Impact of Accumulated Other Comprehensive Loss on Common Equity & Tangible Common Equity Comerica believes that the presentation of common equity adjusted for the impact of accumulated other comprehensive loss provides a greater understanding of ongoing operations and enhances comparability with prior periods. Tangible common equity is used by Comerica to measure the quality of capital and the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital and total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders' equity per share of common stock. Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends.

©2023, Comerica Inc. All rights reserved. Impact of Accumulated Other Comprehensive Loss on Common Equity & Tangible Common Equity Comerica believes that the presentation of common equity adjusted for the impact of accumulated other comprehensive loss provides a greater understanding of ongoing operations and enhances comparability with prior periods. Tangible common equity is used by Comerica to measure the quality of capital and the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital and total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders' equity per share of common stock. Reconciliations Continued Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends. (period-end, millions, except per share data) 2Q23 1Q23 4Q22 3Q22 2Q22 Common Equity & Tangible Common Equity per Share of Common Stock Common shareholders’ equity $5,201 $5,600 $4,787 $4,675 $6,041 Tangible common equity $4,558 $4,956 $4,143 $4,030 $5,396 Shares of common stock outstanding 132 132 131 131 131 Common equity per share of common stock $39.48 $42.57 $36.55 $35.70 $46.19 Tangible equity per share of common stock $34.59 $37.68 $31.62 $30.77 $41.25 Impact of Accumulated Other Comprehensive Loss to Common Equity & Tangible Common Equity Accumulated other comprehensive loss (AOCI) $(3,756) $(3,171) $(3,742) $(3,587) $(1,954) Common equity, excluding AOCI $8,957 $8,771 $8,529 $8,262 $7,995 Common equity per share of common stock, excluding AOCI $68.00 $66.68 $65.12 $63.11 $61.13 Common equity ratio, excluding AOCI 9.87% 9.63% 9.99% 9.82% 9.20% Tangible common equity, excluding AOCI $8,314 $8,127 $7,885 $7,617 $7,350 Tangible common equity per share of common stock, excluding AOCI $63.11 $61.78 $60.19 $58.17 $56.19 Tangible common equity ratio, excluding AOCI 9.22% 8.98% 9.30% 9.12% 8.52% 33 ©2023, Comerica Inc. All rights reserved. Uninsured Deposits Comerica believes that the presentation of uninsured deposits adjusted for the impact of affiliate deposits provides enhanced clarity of uninsured deposits at risk. Total uninsured deposits as calculated per regulatory guidance and reported on schedule RC-O of Comerica Bank’s Call Report include affiliate deposits, which by definition have a different risk profile than other uninsured deposits. The amounts presented below remove affiliate deposits from the total uninsured deposits number. Reconciliations Continued Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends. (period-end; millions) 2Q23 1Q23 4Q22 4Q19 (A) Total uninsured deposits, as calculated per regulatory guidelines $31,627 $35,007 $45,492 $34,341 (B) Affiliate deposits $4,412 $4,329 $4,458 $3,188 (A-B) Total uninsured deposits, excluding affiliate $27,215 $30,678 $41,034 $31,153 34

Holding Company Debt Rating As of 7/17/23 Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation excluded due to no holding company Senior Unsecured/Long-Term Issuer Rating Moody’s S&P Fitch Cullen Frost A3 A- - M&T Bank A3 BBB+ A BOK Financial A3 BBB+ A Comerica Baa1 BBB+ A- Fifth Third Baa1 BBB+ A- Huntington Baa1 BBB+ A- KeyCorp Baa1 BBB+ A- Regions Financial Baa2 BBB+ A- First Horizon National Corp Baa3 - BBB Citizens Financial Group - BBB+ BBB+ Synovus Financial - BBB- BBB ©2023, Comerica Inc. All rights reserved. 35 Bank Debt Rating As of 7/17/23 Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation ratings are for the bank Senior Unsecured/Long-Term Issuer Rating Moody’s S&P Fitch Cullen Frost A3 A - M&T Bank A3 A- A BOK Financial A3 A- A Fifth Third A3 A- A- Huntington A3 A- A- KeyCorp A3 A- A- Comerica Baa1 A- A- Regions Financial Baa1 A- A- Citizens Financial Group Baa1 A- BBB+ Zions Bancorporation Baa2 BBB+ BBB+ First Horizon National Corp Baa3 - BBB Synovus Financial Baa3 BBB BBB ©2023, Comerica Inc. All rights reserved. 36